sequential brands group

JANUARY 2014

Safe Harbor

The slide presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Our actual results could differ materially from those stated or implied in forward-looking statements. Readers of this presentation should be aware of the speculative nature of "forward looking statements." Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "anticipate", "estimate", "plan", "project", "continuing", "ongoing", "target", "aim" "expect", "believe", "intend", "may", "will", "should", "could", or the negative of those words and other comparable words, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which Sequential operates, and they are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in the reports that Sequential has filed with the Securities and Exchange Commission (the "SEC"); general economic, market, or business conditions; changes in Sequential's competitive position or competitive actions by other companies; Sequential's ability to maintain strong relationships with its licensees; Sequential's ability to retain key personnel; Sequential's ability to achieve and/or manage growth and to meet target metrics associated with such growth; Sequential's ability to successfully attract new brands; Sequential's ability to identify suitable targets for acquisitions; Sequential's ability to obtain financing for the acquisitions on commercially reasonable terms; Sequential's ability to integrate successfully the new acquisitions into its ongoing business; and the ability to achieve the anticipated results of these and other potential acquisitions; Sequential's ability to comply with government regulations; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond Sequential's control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized or, if substantially realized, will have the expected consequences on Sequential's business or operations. These and other risks are discussed in detail in the periodic reports that Sequential files with the SEC. Except as required by applicable laws, Sequential does not intend to publish updates or revisions of any forward-looking statements it makes to reflect new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which Sequential may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties. This slide presentation includes certain financial projections, which are also forward-looking statements, relating to Sequential and potential acquisitions. The projections are based on a number of assumptions, some of which are set forth on slide 26. Although the Company believes the assumptions underlying such projections are reasonable, the reasonableness of these assumptions has not been independently passed upon. There can be no assurance that the projections will be realized and the projections may prove incorrect, including, without limitation, as relates to the anticipated aggregate guaranteed minimum royalties expected. Nothing contained in the projections is, or should be relied upon, as a promise or representation as to the future results or prospects of Sequential. This presentation contains certain non-GAAP financial measures. The Company believes the use of non-GAAP measures in addition to GAAP measures is an additional useful method of evaluating its results of operations. The non-GAAP financial measures disclosed should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This presentation contains trade names, trademarks and service marks of other companies. We do not intend our use or display of other parties' trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

Introduction To Sequential Brands Group



We are a pure-play brand management company that owns eight consumer brands generating ~$1 billion in annual retail sales.

We license our brands to leading retailers and manufacturers around the world, through our team of experts who bring experience from the branding, marketing, product development and licensing industries.

The Business Model

How It Works

A collaborative approach

LICENSOR	LICENSEE
Responsibilities	**Responsibilities**
• Brand Ownership • Brand Strategy • Brand Management • Licensing • Creative Services • Marketing • Public Relations	• Design • Sourcing • Manufacturing • Distribution • Warehousing • Inventory Ownership

Highly Attractive Business Model

1. Own & Control Intellectual Property
2. Guaranteed Minimum Revenues
3. Diversified Predictable Revenue Base
4. High Adj. EBITDA Margins
5. Scalable Business Model
6. No Inventory Risk


1
2
3
4
5
6
Brand licensing businesses have attractive investment characteristics

The Sequential Platform

Substantial Growth in First 2 years

William Rast, People's Liberation	William Rast, People's Liberation, Caribbean Joe Island Supply Co., DVS, Heelys, Ellen Tracy, Revo, The Franklin Mint
< $100M in retail sales	~$1 Billion in retail sales
< 5 Licensees	50+ Licensees
N/A	20+ Employees
OTC Markets	NASDAQ

Our Portfolio

- 8 Brands
- 50+ Licensees
- ~$1B in Retail Sales

Current Verticals

Hard Goods	Fashion Apparel	Action Sports/Outdoor
The Franklin Mint	Ellen Tracy, William Rast, Caribbean Joe Island Supply Co., People's Liberation	Revo, Heelys, DVS

Prospective Future Acquisition Verticals

Electronics	Home
Brand X	Brand Y

Diversified Licensee Base and Retail Distribution

Selected examples:


NORDSTROM
macy's
HUDSON'S BAY
LI & FUNG
GIII
TOYS R US
sunglass hut
elan polo international

Sequential Competitive Edge


Execution
People
sequential
brands group
Playbook
PLATFORM

Case Studies

Case Study: Heelys

Stage 1

Brand Acquisition

- Heelys acquired January 2013
- New licensee for core business signed in tandem with acquisition


HEELYS®

Case Study: Heelys

Stage 2

Brand Refresh

- Product
- Packaging
- POS
- Website
- TV
- Social Media
- PR


Heelys | Welcome to Heelys
heelys.com
HEELYS
LIFE | HOW TO HEEL | TIPS & TRICKS | FUN | SHOP | WHERE TO BUY | INTERNATIONAL
NEW!
MOTION
SHOP NOW
HOW to HEEL
TIPS & TRICKS
SHOP by HEELYS
LIFE by HEELYS
THE WORLD by HEELYS
FUN by HEELYS
© 2013 HEELYS PRIVACY POLICY TERMS OF USE FAQ'S CONTACT US

Case Study: Heelys

HEELYS

Stage 3

New Categories

- Global accessories and bag partner signed
- Back-to-school 2014 launch
- Categories include
  - Backpacks
  - Headphones
  - Phone cases
  - Laptop cases


HEELYS
HEELYS

Case Study: Heelys

HEELYS

Stage 4

Brand Launch & Future Plans

- Product launched Fall 2013
- Global TV campaign launched October 2013
  - 48 million impressions in US
  - Running on major kids TV networks
- New category extensions in development



XLVIII
OFFICIAL SPONSOR
HEELYS
HEELYS.COM

Case Study: Revo

Stage 1

Brand Acquisition

- Revo acquired August 2013
- New licensee for core business signed in tandem with acquisition


RĒVO

Case Study: Revo

Stage 2

Brand Refresh

- Brand Positioning
- Product Overhaul
- Packaging
- POS
- E-Commerce Website
- Social Media
- PR
- Events



Case Study: Revo

Stage 3

Brand Ambassador

- Danica Patrick announced as Revo brand ambassador October 2013

- Activations include:
  - Social Media
  - Public Relations
  - Events


Us WEEKLY
HOME
NEWS
PHOTOS
VIDEOS
STYLE
BEAUTY
MOMS
BODY
ENTERTAINMENT
HOT PICS
So Many Options
Danica Patrick spotted shopping for REVO sunglasses at Sunglass Hut in Times Square on Oct. 28.
SKIN SPA
NEW YORK
FALL INTO SAVINGS
SAVE UP TO 70%
EXCLUSIVE ONLINE SAVINGS
SHOP SALE »
4 FREE ISSUES!

Danica Patrick at sunglass hut

Case Study: Revo

Revo

Stage 4

Brand Launch & Future Plans

- Brand re-launching Spring 2014
  - E-commerce website
  - Social media
  - PR and events
- New product categories in development including:
  - Watches
  - Gear
  - Bags & Backpacks



Revo



Growth Strategy & 3 Year Plan

Growth Strategy – Organic Growth

- Growth with existing licensees
- Category expansion via new best-in-class licensees
- Channel expansion
- International growth in mature markets
- International growth in emerging markets

ORGANIC GROWTH OPPORTUNITIES


Category Expansion
International Expansion
Channel Expansion

Growth Strategy – Acquisition Growth

- We are aiming to be acquisitive in multiple consumer industries
- Additional brands drive ~75% Adj. EBITDA margins on a stand alone basis
- We seek out brands that operate as a licensing business or can be converted to a licensing model
- We focus on acquisitions that will be immediately accretive


ACQUISITION GROWTH
New Brands

Scalability and Potential to Leverage Existing Infrastructure

Note: For a definition of Adj. EBITDA, see slide 25.

Acquisition Track Record

2012	2013			
June 2012	Jan 2013	March 2013	August 2013	November 2013
DVS	HEELYS WORLDWIDE	CARIBBEAN JOE ISLAND SUPPLY CO. ELLEN TRACY	RĒVO	THE FRANKLIN MINT

Financial Transformation To Date

Business Generating Strong Revenue & Adj. EBITDA

- $5.3m Revenue in 2012 ➡ $28-30m Projected Revenue in 2014
- $0.1m Adj. EBITDA in 2012 ➡ $15-16.5m Projected Adj. EBITDA in 2014

Strong Balance Sheet

- Secured $65m debt facility in 2013 led by BAML
- Completed two equity raises in 2013 totaling over $66m
- Currently over $25m of cash on the balance sheet
- Net Debt to Pro Forma Adj. EBITDA <2.3x

Note: Adjusted EBITDA is defined as net income / (loss), excluding interest income or expense, income taxes, depreciation and amortization, and excluding discontinued operations, deal costs, and non-cash compensation. The Company believes adjusted EBITDA measures are useful in evaluating its financial condition and results of operations. With respect to projected financial information, see assumptions on slide 26.

Future Financial Transformation: 3 Year Plan

Goal

- **Portfolio of 12 – 14 Brands**
- **Retail Sales Equivalent of $3.5 Billion**
- **$100m in Total Revenue**
- **$70m Adj. EBITDA**

Assumptions

- High Single Digit Organic Growth
- 2-3 New Brand Acquisitions Each Year
- Acquire Brands Through Combination of Cash + Debt + Equity, weighted mostly toward Cash/Debt
- Maintain Net Debt to Pro Forma Adj. EBITDA <4.0x
- Each Brand Acquired at Adj. EBITDA Multiples Consistent with Historical Track Record
- Each Brand Acquired Operates at ~75% Stand Alone Adj. EBITDA Margin

Note: For a definition of Adj. EBITDA, see slide 25. For illustrative purposes only, the above in not intended to suggest guidance. See safe harbor statement regarding projections and risks.

sequential brands group

Investor Relations Presentation
January 2014